UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 9, 2020

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Darin G. Holderness

On April 10, 2020, the Board of Directors (the “Board”) of ProPetro Holding Corp. (the “Company” or “ProPetro”) named Darin G. Holderness Chief Financial Officer, removing his previous interim title. Mr. Holderness will continue to serve as the Company’s principal financial officer (as contemplated by Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

There are no arrangements or understandings between Mr. Holderness and any other persons pursuant to which he was selected to serve as the Company’s Chief Financial Officer. There are no family relationships between Mr. Holderness and any director or executive officer of the Company, and Mr. Holderness has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amended Executive Severance Plan

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Committee on March 16, 2020 (the “Prior Report”), the Board adopted the ProPetro Services, Inc. Executive Severance Plan (the “Original Executive Severance Plan”) on March 13, 2020. The Original Executive Severance Plan and the participation agreements thereunder are described in the Prior Report. Such description is not complete and is qualified in its entirety by reference to the full text of the Original Executive Severance Plan and the form for such participation agreements, which were filed as Exhibits 10.3 and 10.4 to the Prior Report.

On April 10, 2020, the Board adopted the ProPetro Services, Inc. Amended and Restated Executive Severance Plan (the “Amended Executive Severance Plan”), which amends the Original Executive Severance Plan such that the severance amounts payable upon certain terminations of employment are calculated without taking into account any temporary reduction to a participant’s annualized base salary in connection with a general reduction in base salaries that affects all similarly situated employees of the Company in substantially the same proportions, as determined by the Compensation Committee of the Board in its sole discretion.

On April 10, 2020, Mr. Holderness entered into a participation agreement pursuant to the Amended Executive Severance Plan in which he (i) agreed to terminate his letter agreement with the Company, provided certain confidentiality and non-disclosure covenants included in the letter agreement will survive such termination and (ii) became eligible to receive the severance payments and benefits provided to Tier 2 Executives (as defined in the Amended Executive Severance Plan), pursuant to the terms and conditions of the Amended Executive Severance Plan.

The foregoing description of the Amended Executive Severance Plan and Mr. Holderness’s participation agreement thereunder is not complete and is qualified in its entirety by reference to the full text of the Amended Executive Severance Plan and Mr. Holderness’s participation agreement thereunder, which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

David Sledge

On April 9, 2020, the Company entered into a letter agreement with David Sledge (the “Sledge Letter Agreement”). The Sledge Letter Agreement describes a reduction in Mr. Sledge’s annualized base salary, effective April 13, 2020, which is consistent with the voluntary reduction in certain executive’s base salaries as a result of current market conditions.

The Sledge Letter Agreement also clarifies that, similar to the terms of the Amended Executive Severance Plan, Mr. Sledge’s revised annualized base salary will not be used for purposes of calculating any severance payment that Mr. Sledge may become eligible to receive pursuant to the terms of the employment agreement by and between the Company and Mr. Sledge, effective April 17, 2013 (the “Sledge Employment Agreement”).

The Sledge Letter Agreement contains Mr. Sledge’s acknowledgement of and consent to the aforementioned changes and provides that the Sledge Employment Agreement is deemed to be amended by the Sledge Letter Agreement to the extent that any provision of the Sledge Letter Agreement is inconsistent with the terms of the Sledge Letter Agreement.

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The foregoing description of the Sledge Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Sledge Letter Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure.

On April 9, 2020, the Company issued a press release announcing certain changes to director and executive officer compensation, including the change to Mr. Sledge’s annualized base compensation described herein. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description of Exhibit
10.1	ProPetro Services, Inc. Amended and Restated Executive Severance Plan.

10.2	Participation Agreement pursuant to the ProPetro Services, Inc. Amended and Restated Executive Severance Plan, between Darin G. Holderness and ProPetro Services, Inc., dated April 10, 2020.

10.3	Letter Agreement, dated April 9, 2020, by and between David Sledge and ProPetro Holding Corp.

99.1	Press release dated April 9, 2020

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: April 10, 2020	By:	/s/ Darin G. Holderness
Darin G. Holderness
Chief Financial Officer

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